Exhibit 10.17

INDIVIDUAL GUARANTY

October 9, 2015

ANB Bank

3033 East First Avenue

Denver, Colorado 80206

Ladies and Gentlemen:

The undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you and your successors and assigns, the punctual performance of all of the Obligations (as defined below) of MusclePharm Corporation (“Debtor”) pursuant to the facilities and documents listed or referred to on Exhibit A (the “Debt Documents”). As used in this Guaranty, “Obligations” means all sums of money and each other duty or obligation that Debtor may owe to you now or in the future pursuant to the Debt Documents. The undersigned further guarantees to pay upon demand all losses, reasonable costs, attorneys’ fees and expenses that you may incur by reason of Debtor’s default under the Debt Documents or any default by the undersigned under this Guaranty (including, without limiting the generality of the foregoing, and reasonable costs of enforcement or collection of the Debt Documents or of this or any other guaranty). Notwithstanding anything in this Guaranty to the contrary, you may not enforce this Guaranty unless there has occurred a default by Debtor consisting of the failure to (a) make a scheduled monthly payment when due under the Debt Documents or (b) pay all amounts due under the Debt Documents by the scheduled maturity of January 15, 2016.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Debtor, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any collateral or security or any other guaranty that may be given in connection with the Obligations. Upon any breach or default of the Debtor, or at any time thereafter, you may make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Debtor, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Debtor, any other guarantor or any other person as parties thereto. The undersigned’s obligations are joint and several with those of any other guarantor of Debtor’s obligations to you.

The undersigned agrees that her obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity or enforceability of the Debt Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Debt Documents or any other document; (c) the absence of, or delay in, any action to enforce the Debt Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations; (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Debtor or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Debtor’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Debtor or any of its assets; or (h) any other action or circumstances that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the Debt Documents and the Obligations may be assigned by you or your successors or assigns without the consent of the undersigned. You will provide the undersigned with prompt written notice of any such assignment. The undersigned agrees that once she receives written notice of an assignment from you (or your successors or assigns), the undersigned will pay all amounts due hereunder to such assignee or as instructed by you (or your successors or assigns). The undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.

This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full, except as to obligations to repay principal amounts advanced by you under the Debt Documents (and interest solely on such principal amounts) after you have received and had a reasonable time to process any such revocation.

This Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Debtor or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Debtor or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Debtor on a continuing basis financial data and other information regarding the Debtor and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Debtor’s financial condition or of any other fact that might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Debtor, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

The undersigned covenants that, so long as any Obligations remain outstanding (even if not yet due), the undersigned (i) shall maintain individual ownership of Liquid Assets with a value at least equal to $6,200,000. For these purposes, “Liquid Assets” includes cash and publicly-traded securities listed on a national exchange, and the value of such securities shall be the last reported sale price on such exchange. The undersigned further (a) covenants that she shall not dispose of any assets if such disposition would cause a material adverse change in her financial condition and (b) represents and warrants to you that the she has an unencumbered interest of at least 28.43% in the same Consac, LLC reflected in the personal financial statement of Ryan Drexler previously furnished to you.

Payment of all amounts now or hereafter owed to the undersigned by the Debtor or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor.

THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES HER RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN THE UNDERSIGNED AND YOU RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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This Guaranty is being executed in Colorado in connection with a loan to the Debtor (a Colorado-based company) and shall be governed by the laws of the State of Colorado (without giving effect to conflicts of law principles that could result in application of the laws of any other jurisdiction). YOU MAY BRING ANY PROCEEDING IN CONNECTION WITH THIS GUARANTY IN THE STATE OR FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF DENVER, COLORADO. THE UNDERSIGNED IRREVOCABLY SUBMITS TO THE JURISDICTION OF EACH SUCH COURT. THE UNDERSIGNED IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT SHE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH PROCEEDING IN THE STATE OR FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF DENVER, COLORADO, AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN ANY INCONVENIENT FORUM. ANY JUDGMENT MAY BE ENTERED IN ANY COURT HAVING JURISDICTION THEREOF.

As used in this Guaranty, the word “person” shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may be waived, modified, varied, released, terminated or surrendered, in whole or in part, only by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

This Guaranty shall not be discharged or affected by the death of the undersigned, but shall bind her heirs, executors, administrators, and assigns, and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect the undersigned’s records, or at your option, undersigned shall furnish you with a current independent audit report. To the extent waivable, the undersigned waives the benefit of any statute or principle that requires you (or your successor) to bid “fair market value” or any other measure of value at any foreclosure or similar sale, so that the undersigned may not use any such statute or principle to reduce the amount payable by the undersigned to any person seeking a deficiency judgment against the undersigned under the Debt Documents. The invalidity of any provision of this Guaranty shall not affect the validity of such provision as applied to other circumstances or the validity of any other provision.

The undersigned is executing this Guaranty to induce you to make accommodations to Borrower through the execution of amendments to the Debt Documents in the form attached hereto as Exhibit B. This Guaranty is therefore supported by adequate consideration which the undersigned has received. All such waivers and accommodations are fully set forth in amendments to the Debt Documents being executed simultaneously with this Guaranty. The undersigned acknowledges that you have not made any commitment or promise to grant any waivers or make any other accommodations in connection with the Debt Documents other than those explicitly set forth in documents being executed simultaneously with this Guaranty and attached hereto as Exhibit B.

Accepted:	Undersigned Guarantor

/s/ Sean Ribble	/s/ Jodi Drexler-Billet
Sean Ribble, ANB Bank	Jodi Drexler-Billet, individually Address: 215 East 68th - St
NYC 10065
Social Security No.: XXX-XX-XXXX

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ACKNOWLEDGEMENT

STATE OF New York	)
) ss:
COUNTY OF New York	)

The above and foregoing Individual Guaranty was acknowledged before me this 9th day of October, 2015 by Jodi Drexler-Billet.

WITNESS my hand and official seal.

[SEAL]

MY commission expires: 6/3/2017	Notary Public

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EXHIBIT A

TO GUARANTY OF JODI DREXLER-BILLET TO ANB BANK DATED OCTOBER 13, 2015

1.	Revolving Line Facility

•	Promissory note dated September 12, 2014, in the original principal amount of $8,000,000

•	Commercial Loan Agreement with an addendum, dated September 12, 2014

•	Security Agreement dated September 12, 2014

•	Agreement to Provide Insurance dated September 12, 2014

•	Debt Modification Agreement – Revolving Line of Credit executed as of October 9, 2015, to be effective as of September 30, 2015

2.	Term Loan Facility

•	Promissory note dated February 20, 2015, In the original principal amount of $4,000,000

•	Commercial Loan Agreement dated February 20, 2015

•	Security Agreement dated February 20, 2015

•	Agreement to Provide Insurance dated February 20, 2015

•	Debt Modification Agreement – Term Loan executed as of October 9, 2015, to be effective as of dated September 30, 2015

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Exhibit B to Guaranty

DEBT MODIFICATION AGREEMENT – TERM LOAN

This agreement is being entered into as of October 9, 2015, to be effective as of September 30, 2015, between ANB Bank, a Colorado state bank (“Lender”), and MusclePharm Corporation, a Nevada corporation (“Borrower”).

RECITALS

Borrower has obtained a term loan from Lender (the “Facility”) as evidenced by the promissory note of Borrower dated February 20, 2015, in the original principal amount of $4,000,000 (the “Note”). In connection with the Facility, the parties also entered into a Commercial Loan Agreement (the “Loan Agreement”), a Security Agreement, a Securities Entitlement Control Agreement and an Agreement to Provide Insurance, all dated as of February 20, 2015. The Note, the Loan Agreement and the other documents referred to above, along with any other documents signed or entered into in connection with the Facility, are referred to below as the “Loan Documents”.

Borrower has requested that the Lender waive any defaults under the Facility. The purpose of this agreement is for Lender to agree to waive any such defaults existing as of the date this agreement is entered into and to revise certain terms of the Facility in consideration for receiving joint and several personal guaranties (the “Guaranties”) of the Facility from Mr. Ryan Drexler, the Executive Chairman of the Borrower, and Ms. Jodi Drexler-Billet, an individual indirect investor in Borrower.

AGREEMENT

The parties agree as follows:

1.	The Note and the Loan Agreement are hereby revised so that the final Maturity Date of the Facility shall be January 15, 2016 (the “Maturity Date”), at which time all amounts outstanding under the Note and the Facility shall be due and payable in full. Before the Maturity Date, in addition to scheduled payments under the Facility, Borrower shall pay to Lender on the Facility the full amount of all proceeds received by Borrower in connection with any debt or equity financing or any sale of assets (other than the sale of inventory in the ordinary course of business.

2.

In exchange for the execution and delivery of the Guaranty, Lender hereby agrees to waive any defaults existing as of the date the parties enter into this agreement. In addition, Lender agrees that, notwithstanding provisions in the Loan Documents regarding defaults, Borrower shall not be deemed in default under any of the Loan Documents before December 10, 2015, except for defaults resulting from failure to make

Exhibit B to Guaranty

timely payments of amounts due under the Facility. Without limiting the generality of the preceding sentence, Lender may not declare the Facility in default before December 10, 2015, pursuant to the “Material Change” or “Insecurity” provisions, i.e. Sections 7.M and 7.N, respectively, of the Loan Agreement. This Section 2 shall not preclude the possibility of events occurring before December 10 and not then cured from becoming defaults thereafter.

3.	Borrower represents and warrants to Lender as follows:

(a)	After giving effect to the waiver set forth herein, there is no default under the Loan Documents, and no event has occurred that with notice or time could become such a default.

(b)	All of Borrower’s representations and warranties in the Loan Documents are true, complete and correct as if made on and as of the date of this agreement, except to the extent that such representations and warranties relate to an earlier date specified therein (and those excepted representations and warranties were true, complete and correct when made).

(c)	The information furnished to Lender in connection with the Facility, this agreement or any guarantor of the Facility (including, without limiting the generality of the foregoing, any information relating to the wherewithal of a guarantor) does not contain any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

4.	As part of the consideration for Lender’s execution and delivery of this agreement, Borrower hereby waives, releases Lender from, and covenants not to sue regarding or assert, any claim, right of setoff or defense against payment arising directly or indirectly from the Facility, actions or inactions by Lender in connection with the Facility, or otherwise relating in any way to Borrower’s relationship with Lender.

5.	All of the Loan Documents remain in full force and effect, unmodified except as set forth above. However, in case of any inconsistency between this agreement and the Loan Documents, this agreement shall govern.

6.	This agreement shall be included in the Loan Documents, so that any provision of general applicability in the other loan Documents (such as choice of law, venue, etc.), shall also apply to this agreement In addition, any guaranty of the Facility shall be a Loan Document, so that any default under such a Guaranty shall also be a default under the Note and Loan Agreement.

Exhibit B to Guaranty

7.	All waivers and concessions by Lender in this Agreement are subject to the execution and delivery to Lender of the Guaranties in the form previously agreed to by Lender.

Effective as of September 30, 2015

MusclePharm Corporation

By:

ANB Bank

By:

Exhibit B to Guaranty

DEBT MODIFICATION AGREEMENT – REVOLVING LINE OF CREDIT

This agreement is being entered into as of October 9, 2015, to be effective as of September 30,2015, between ANB Bank, a Colorado state bank (“Lender”), and MusclePharm Corporation, a Nevada corporation (“Borrower”).

RECITALS

Borrower has obtained a revolving line of credit from Lender (the “Facility”) as evidenced by the promissory note of borrower dated September 12, 2014, in the original principal amount of $8,000,000 (the ‘‘Note”). In connection with the revolving line of credit, the parties also entered into a Commercial Loan Agreement with an addendum (the “Loan Agreement”), a Security Agreement and an Agreement to Provide Insurance, all dated as of September 12, 2014. The Note, the Loan Agreement and the other documents referred to above, along with any other documents signed or entered into in connection with the Facility, are referred to below as the “Loan Documents”.

Borrower has requested that the Lender waive any defaults under the Facility. The purpose of this agreement is for Lender to agree to waive any such defaults existing as of the date this agreement is entered into and to revise certain terms of the Facility in consideration for receiving joint and several personal guaranties (the “Guaranties”) of the Facility from Mr. Ryan Drexler, the Executive Chairman of the Borrower, and Ms. Jodi Drexler-Billet, an individual indirect investor in Borrower.

AGREEMENT

The parties agree as follows:

1.	The Note and the Loan Agreement are hereby revised so that the final Maturity Date of the Facility shall be January 15, 2016, at which time all amounts outstanding under the Note and the Facility shall be due and payable in full. Before the Maturity Date, in addition to scheduled payments under the Facility, Borrower shall pay to Lender on the Facility the full amount of all proceeds received by Borrower in connection with any debt or equity financing or any sale of assets (other than the sale of inventory in the ordinary course of business), net of any amounts required to be paid from such proceeds on Borrower’s promissory note to Lender dated February 20, 2015, in the original principal amount of $4,000,000.

2.	In exchange for the execution and delivery of the Guaranty, Lender hereby agrees to waive any defaults existing as of the date the parties enter into this agreement. In addition, Lender agrees that, notwithstanding provisions in the Loan Documents regarding defaults, Borrower shall not be deemed in default under any of the Loan Documents before December 10, 2015, except for defaults resulting from failure to make timely payments of amounts due under the Facility. Without limiting the generality of the preceding sentence, Lender may not declare the Facility in default before December 10, 2015, pursuant to the “Material Change” or “Insecurity” provisions, i.e. Sections 7.M and 7.N, respectively, of the Loan Agreement. This Section 2 shall not preclude the possibility of events occurring before December 10 and not then cured from becoming defaults thereafter.

Exhibit B to Guaranty

3.	Notwithstanding anything in the Loan Documents to the contrary, Lender shall not be obligated to make any advances under the Facility (a) if the total amount outstanding under the Facility after making such advance would exceed the lesser of (i) $3,000,000 or (ii) the Borrowing Base determined pursuant to Section 16.O of the Loan Agreement, or (b) after receiving notice of revocation of any guaranty of the Facility.

4.	The following covenants are deleted from the Loan Agreement:

(a)	the covenant in the fifth paragraph of Section 6.Z and Section 16.H (relating to debt-service coverage ratio);

(b)	the covenant in the eleventh paragraph of Section 6.Z and Section 16.I (relating to Current ratio and working capital); and

(c)	the covenant in the thirteen paragraph of Section 6.Z and Section 16.D (relating to market capitalization).

5.	Borrower agrees to provide the reports required by Section 16.M of the Loan Agreement weekly (rather than monthly as previously provided in Section 16.M). Each such report shall be delivered no later than Wednesday of each week and shall reflect the information required by Section 16.M as of a date no earlier than the preceding Friday.

6.	Borrower agrees to pay a Facility extension fee of $10,000 to Lender. Borrower hereby authorizes Lender to withdraw such payment from a deposit account maintained by Borrower with Lender.

7.	Borrower represents and warrants to Lender as follows:

(a)	After giving effect to the waiver set forth herein, there is no default under the Loan Documents, and no event has occurred that with notice or time could become such a default.

(b)	All of Borrower’s representations and warranties in the Loan Documents are true, complete and correct as if made on and as of the date of this agreement, except to the extent that such representations and warranties relate to an earlier date specified therein (and those excepted representations and warranties were true, complete and correct when made).

Exhibit B to Guaranty

(c)	The information furnished to Lender in connection with the Facility, this agreement or any guarantor of the Facility (including, without limiting the generality of the foregoing, any information relating to the wherewithal of a guarantor) does not contain any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

8.	As part of the consideration for Lender’s execution and delivery of this agreement, Borrower hereby waives, releases Lender from, and covenants not to sue regarding or assert, any claim, right of setoff or defense against payment arising directly or indirectly from the Facility, actions or inactions by Lender in connection with the Facility, or otherwise relating in any way to Borrower’s relationship with Lender.

9.	All of the Loan Documents remain in full force and effect unmodified except as set forth above. However, in case of any inconsistency between this agreement and the Loan Documents, this agreement shall govern.

10.	This agreement shall be included in the Loan Documents, so that any provision of general applicability in the other loan Documents (such as choice of law, venue, etc.), shall also apply to this agreement. In addition, any guaranty of the Facility shall be a Loan Document, so that any default under such a Guaranty shall also be a default under the Note and Loan Agreement.

11.	All waivers and concessions by Lender in this Agreement are subject to the execution and delivery to Lender of the Guaranties in the form previously agreed to by Lender.

Effective as of September 30, 2015

MusclePharm Corporation

By:

ANB Bank

By: